Exhibit 99.1

--------------------------------------------------------------------------------
CASE NAME:            INFORMATION MANAGEMENT ASSOCIATES, INC.
--------------------------------------------------------------------------------
CASE NUMBER:          00-33268                                   ACCRUAL BASIS
--------------------------------------------------------------------------------
JUDGE:                Lorraine Murphy Weil
--------------------------------------------------------------------------------



                         UNITED STATES BANKRUPTCY COURT

                             DISTRICT OF CONNECTICUT

                               NEW HAVEN DIVISION

                            MONTHLY OPERATING REP0RT

                           MONTH ENDING - AUGUST, 2001



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY), IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Donald P. Miller                                  Chief Executive Officer
----------------------------------------------        --------------------------
    ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

Donald P. Miller                                               10\22\01
----------------------------------------------        --------------------------
       PRINTED NAME OF RESPONSIBLE PARTY                          DATE



PREPARER:


/s/ Sheldon A. Paul                                   Assistant Treasurer
----------------------------------------------        --------------------------
        ORIGINAL SIGNATURE OF PREPARER                           TITLE

Sheldon A. Paul                                                10\22\01
----------------------------------------------        --------------------------
           PRINTED NAME OF PREPARER                               DATE

NAME:   INFORMATION MANAGEMENT ASSOCIATES, INC.
        CASE NUMBER: 00-33268



          COMPARATIVE BALANCE SHEET
                                                            Schedule
                                                             Amount
                                                             ------
          ASSETS                                          July 24, 2000      June 30, 2001       July 31, 2001      August 31, 2001
                                                          -------------      -------------       -------------      --------------
      1 UNRESTRICTED CASH                               $         745,751   $      2,155,795    $      1,722,871   $      1,414,372
      2 RESTRICTED CASH                                           414,160            211,663             211,663                -
                                                        -----------------   ----------------    ----------------   ----------------
      3   TOTAL CASH                                            1,159,911          2,367,458           1,934,534          1,414,372
      4 ACCOUNTS RECEIVABLE(NET)                                  659,117            640,581             443,396            424,324
      5 INVENTORY                                                  44,647             19,310              19,310             19,310
      6 NOTES RECEIVABLE                                              -                  -                   -                  -
      7 PREPAID EXPENSES                                          362,117            212,736             308,157            295,465
      8 OTHER                                                   9,645,433          9,568,865           9,685,832         10,001,118
                                                        -----------------   ----------------    ----------------   ----------------
      9   TOTAL CURRENT ASSETS                                 11,871,224         12,808,950          12,391,229         12,154,589
                                                        -----------------   ----------------    ----------------   ----------------
     10 PROPERTY, PLANT & EQUIPMENT                            10,084,459          5,776,287           5,392,982          5,392,982
     11 LESS: ACCUMULATED DEPRECIATION                         (8,463,070)        (5,012,223)         (4,906,550)        (4,960,757)
                                                        -----------------   ----------------    ----------------   ----------------
     12   NET PROPERTY , PLANT & EQUIPMENT                      1,621,389            764,064             486,432            432,225
     13 DUE FROM INSIDERS
     14 OTHER ASSETS-NET OF AMORTIZATION                        2,520,898          2,312,346           2,309,700          2,307,054
     15 OTHER                                                     182,666             34,508              24,051             14,539
                                                        -----------------   ----------------    ----------------   ----------------
     16   TOTAL ASSETS                                  $      16,196,176   $     15,919,868    $     15,211,412   $     14,908,407
                                                        =================   ================    ================   ================


        LIABILITIES & STOCKHOLDERS' EQUITY
        POSTPETITION LIABILITIES
     17 ACCOUNTS PAYABLE                                $             -     $        178,066    $        285,167   $        251,121
     18 TAXES PAYABLE                                              (7,448)            22,377               7,011              5,206
     19 NOTES PAYABLE                                                 -                  -                   -                  -
     20 PROFESSIONAL FEES                                             -                  -                   -                  -
     21 SECURED DEBT                                                  -                  -                   -                  -
        DEFERRED REVENUES                                       3,440,007          3,006,065           2,570,895          2,131,765
     22 OTHER                                                         -              370,233             337,127            500,263
                                                        -----------------   ----------------    ----------------   ----------------
     23   TOTAL POST PETITION LIABILTIES                        3,432,559          3,576,741           3,200,200          2,888,355
                                                        -----------------   ----------------    ----------------   ----------------
        PREPETITION LIABILITIES
     24 SECURED DEBT                                              133,261             41,838              25,755             22,018
        TAXES PAYABLE                                             313,353            271,185             271,185            271,161
     25 PRIORITY DEBT                                                 -                  -                   -                  -
     26 UNSECURED DEBT                                          3,470,818          3,446,694           3,446,694          3,446,694
     27 OTHER                                                     945,205            388,590             388,590            382,790
                                                        -----------------   ----------------    ----------------   ----------------
     28   TOTAL PREPETITION LIABILITIES                         4,862,637          4,148,307           4,132,224          4,122,663
                                                        -----------------   ----------------    ----------------   ----------------
     29   TOTAL LIABILITIES                                     8,295,196          7,725,048           7,332,424          7,011,018
                                                        -----------------   ----------------    ----------------   ----------------
        EQUITY
     30 PREPETITION OWNER'S EQUITY                              7,900,980          7,900,980           7,900,980          7,900,980
     31 POSTPETITION CUMULATIVE PROFIT                                -              759,205             364,544            165,595
        FOREIGN EXCHANGE RATE TRANSLATION ADJUSTMENT                                (465,365)           (386,536)          (169,187)
     32 DIRECT CHARGES TO EQUITY                                      -                  -                   -                  -
                                                        -----------------   ----------------    ----------------   ----------------
     33   TOTAL EQUITY                                          7,900,980          8,194,820           7,878,988          7,897,388
                                                        -----------------   ----------------    ----------------   ----------------
     34   TOTAL LIABILITIES & OWNERS EQUITY             $      16,196,176   $     15,919,868    $     15,211,412   $     14,908,406
                                                        =================   ================    ================   ================

NAME:    INFORMATION MANAGEMENT ASSOCIATES, INC.
         CASE NUMBER: 00-33268


        SCHEDULES FOR COMPARATIVE BALANCE SHEET


                                                            Schedule
                                                             Amount              Month               Month             Month
                                                          July 24, 2000       June 30, 2001      July 31, 2001     August 31, 2001
                                                          -------------       -------------      -------------     ---------------

#8      OTHER ASSETS
        ------------
        DUE FROM SUBSIDIARY-FRANCE                      $        (340,671)  $       (203,694)   $       (210,010)  $      (210,010)
        DUE FROM SUBSIDIARY-AUSTRALIA                             374,203            328,486             333,148           355,960
        DUE FROM SUBSIDIARY-UNITED KINGDOM                      9,249,494          9,061,251           9,168,405         9,460,879
        DUE FROM SUBSIDIARY-GERMANY                               362,407            382,822             394,289           394,289
                                                        --------------------------------------------------------------------------
                                                        $       9,645,433   $      9,568,865    $      9,685,832   $    10,001,118
                                                        ==========================================================================

#14     OTHER ASSETS-NET OF AMORTIZATION
        --------------------------------
        GOODWILL                                        $         168,322   $        139,220    $        136,574   $       133,928
        PURCHASED RESEARCH & DEVELOPMENT                          308,937                -                   -                 -
        DEPOSITS                                                   81,576            211,063             211,063           211,063
        INVESTMENT IN IMA, UK LTD.                                233,000            233,000             233,000           233,000
        INVESTMENT IN MITSUCON TECNOLOGIA SA                    1,729,063          1,729,063           1,729,063         1,729,063
                                                        --------------------------------------------------------------------------
                                                        $       2,520,898   $      2,312,346    $      2,309,700   $     2,307,054
                                                        ==========================================================================

#15     OTHER-ASSETS
        ------------
        NOTE RECEIVABLE-MITSUCON TECHNOLOGIA SA         $         182,666   $         34,508    $         24,051   $        14,539
                                                        ==========================================================================

        PREPETITION TAXES PAYABLE
        -------------------------
        GENERAL INCOME TAX RESERVE                      $         167,188   $        128,737    $        128,737   $       128,737
        GENERAL SALES TAX RESERVE                                 146,165            142,448             142,448           142,424
                                                        --------------------------------------------------------------------------
                                                        $         313,353   $        271,185    $        271,185   $       271,161
                                                        ==========================================================================


#22     POST PETITION - OTHER LIABILITIES
        ---------------------------------
        ACCRUED COMPENSATION                            $             -     $        210,267    $        171,567   $       204,421
        ACCRUED RENT                                                  -               37,098              11,758               -
        ACCRUED EXPENSES                                              -              122,868             153,802           295,842
                                                        --------------------------------------------------------------------------
                                                        $             -     $        370,233    $        337,127   $       500,263
                                                        ==========================================================================

#27     PRE PETITION - OTHER LIABILITIES
        --------------------------------
        ACCRUED  COMPENSATION                           $         383,852                -                   -                 -
        ACCRUED EXPENSES                                          172,748                -                   -                 -
        ACCRUED RENT                                              251,590            251,590             251,590           245,790
        ACCRUED INTEREST                                          137,015            137,000             137,000           137,000
                                                        --------------------------------------------------------------------------
                                                        $         945,205   $        388,590    $        388,590   $       382,790
                                                        ==========================================================================

NAME:     INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER: 00-33268


         INCOME STATEMENT                                      7 Days Ending        Month            Month              Month
                                                               July 31, 2000     June 30, 2001    July 31, 2001     August 31, 2001
                                                               -------------     -------------    -------------     ---------------
       1 GROSS REVENUES                                       $        265,729  $       622,248  $        632,407  $        672,601
         ROYALTY REVENUE FROM FOREIGN SUBSIDIARIES                                       78,621               -              62,249
       2 LESS: RETURNS AND ALLOWANCES                                      -                -                 -                 -
                                                              ----------------  ---------------  ----------------  ----------------
       3   NET REVENUE                                                 265,729          700,869           632,407           734,850
                                                              ----------------  ---------------  ----------------  ----------------
         COST OF GOODS SOLD:
       4 MATERIAL                                                          -                -                 -                 -
       5 DIRECT LABOR                                                      -                -                 -                 -
       6 DIRECT OVERHEAD - 3RD PARTY COSTS                               4,760              -                 -               4,060
                                                              ----------------  ---------------  ----------------  ----------------
       7 TOTAL COST OF GOODS SOLD                                        4,760              -                 -               4,060
                                                              ----------------  ---------------  ----------------  ----------------
       8 GROSS PROFIT                                                  260,969          700,869           632,407           730,790
                                                              ----------------  ---------------  ----------------  ----------------
         OPERATING EXPENSES:
       9 OFFICER/INSIDER COMPENSATION                                      -            162,411           166,177           118,768
      10 SELLING AND MARKETING                                          44,058            3,344            25,968            45,393
      11 GENERAL AND ADMINISTRATIVE                                     37,251          513,294           535,587           694,008
      12 RENT AND LEASE                                                    -                -                 -                 -
      13 OTHER                                                             -                -                 -                 -
                                                              ----------------  ---------------  ----------------  ----------------
      14 TOTAL OPERATING EXPENSE                                        81,309          679,049           727,732           858,169
                                                              ----------------  ---------------  ----------------  ----------------
      15 INCOME (LOSS) BEFORE NON-OPERATING INCOME AND EXPENSE         179,660           21,820           (95,325)         (127,379)
                                                              ----------------  ---------------  ----------------  ----------------
         OTHER INCOME AND (EXPENSE):
      16 NON OPERATING INCOME - INTEREST/OTHER                             -              6,121             5,215             3,849
      17 NON OPERATING EXPENSE                                             -                -                 -                 -
      18 INTEREST EXPENSE                                                  -               (352)           (1,497)             (299)
      19 DEPRECIATION EXPENSE                                              -            (42,366)          (42,366)          (42,366)
      20 AMORTIZATION                                                      -            (14,487)          (14,487)          (14,487)
      21 OTHER (See Note 1)                                                -                -            (229,663)              -
                                                              ----------------  ---------------  ----------------  ----------------
      22 NET OTHER INCOME AND (EXPENSE)                                179,660          (51,084)         (282,798)          (53,303)
         REORGANIZATION EXPENSE:
      23 PROFESSIONAL FEES                                                 -             14,862             5,000             5,000
      24 US TRUSTEE FEES                                                   -              2,500             2,500             2,500
      25 OTHER                                                             -                -                 -                 -
                                                              ----------------  ---------------  ----------------  ----------------
      26 TOTAL REORGANIZATION EXPENSE                                      -             17,362             7,500             7,500
                                                              ----------------  ---------------  ----------------  ----------------
      27 INCOME TAX                                                        -                -                 -                 -
                                                              ----------------  ---------------  ----------------  ----------------
      28 INTERNATIONAL WITHHOLDING TAX                                                   11,496             9,037            10,767
                                                              ----------------  ---------------  ----------------  ----------------
      29 NET PROFIT                                           $        179,660  $       (58,122) $       (394,660) $       (198,949)
                                                              ================  ===============  ================  ================



         Note 1-Other expense substantially consists of the abandonment of leasehold improvements and sale of furniture and fixtures associated with the court approved rejection of real estate leases in Chicago, IL and Atlanta, GA.

NAME:    INFORMATION MANAGEMENT ASSOCIATES, INC.
         CASE NUMBER: 00-33268



         CASH RECEIPTS AND DISBURSEMENTS                7 Days Ending           Month              Month                Month
                                                        July 31, 2000       June 30, 2001       July 31, 2001       August 31, 2001
                                                        -------------       -------------       -------------       ---------------


      1 CASH-BEGINNING OF MONTH                         $       1,159,911   $      2,777,061    $      2,367,459   $     1,934,534
                                                        -----------------   ----------------    ----------------   ---------------

        RECEIPTS FROM OPERATIONS
      2 CASH SALES                                                    -                  -                   -                  -
        COLLECTION OF ACCOUNTS RECEIVABLE
      3 PREPETITION                                               207,021
      4 POST PETITION                                                 -              341,568             439,361            276,375
                                                        -----------------   ----------------    ----------------   ---------------
      5 TOTAL OPERATING RECEIPTS                                  207,021            341,568             439,361            276,375
                                                        -----------------   ----------------    ----------------   ---------------
        NON-OPERATING RECEIPTS
      6 LOANS AND ADVANCES                                            -
      7 SALE OF ASSETS                                                -                  -                   -                  -
      8 OTHER                                                      19,679             20,617              15,285             18,487
                                                        -----------------   ----------------    ----------------   ---------------
      9 TOTAL NON OPERATING RECEIPTS                               19,679             20,617              15,285             18,487
                                                        -----------------   ----------------    ----------------   ---------------
     10 TOTAL RECEIPTS                                            226,700            362,185             454,646            294,862
                                                        -----------------   ----------------    ----------------   ---------------
     11 TOTAL CASH AVAILABLE                                    1,386,611          3,139,246           2,822,105          2,229,396
                                                        -----------------   ----------------    ----------------   ---------------
        OPERATING DISBURSEMENTS
     12 NET PAYROLL                                                 5,097            324,189             347,145            300,606
     13 PAYROLL TAXES PAID                                            -              179,711             184,014            149,558
     14 SALES, USE & OTHER TAXES PAID                                 -                4,143              34,156              2,379
     15 SECURED/RENTAL/LEASES                                         -               49,333              55,833             53,097
     16 UTILITIES                                                     -               13,435              18,251             50,936
     17 INSURANCE                                                   5,064             60,005             115,563             61,946
     18 INVENTORY PURCHASES                                        (7,448)               -                   -                  -
     19 VEHICLE EXPENSES                                              -                  -                   -                  -
     20 TRAVEL                                                        -               80,299              48,715             68,677
     21 ENTERTAINMENT                                                 -                  -                   -                  -
     22 REPAIRS AND MAINTENANCE                                       -                3,758               3,319              3,985
     23 SUPPLIES                                                      -                  -                   -                  -
     24 ADVERTISING                                                   -                4,340               4,340              4,408
     25 OTHER                                                       2,078             52,574              68,735            119,432
                                                        -----------------   ----------------    ----------------   ---------------
     26 TOTAL OPERATING DISBURSEMENTS                               4,791            771,787             880,071            815,024
                                                        -----------------   ----------------    ----------------   ---------------
        TOTAL REORGANIZATION EXPENSE
     27 PROFESSIONAL FEES                                             -                  -                   -                  -
     28 US TRUSTEE FEES                                               -                  -                 7,500                -
     29 OTHER                                                         -                  -                   -                  -
                                                        -----------------   ----------------    ----------------   ---------------
     30 TOTAL REORGANIZATION EXPENSE                                  -                  -                 7,500                -
                                                        -----------------   ----------------    ----------------   ---------------
     31 TOTAL DISBURSEMENTS                                         4,791            771,787             887,571            815,024
                                                        -----------------   ----------------    ----------------   ---------------
     32 NET CASH FLOW                                             221,909           (409,602)           (432,925)          (520,162)
                                                        -----------------   ----------------    ----------------   ---------------
     33 CASH - END OF MONTH                             $       1,381,820   $      2,367,459    $      1,934,534   $      1,414,372
                                                        =================   ================    ================   ================

NAME:       INFORMATION MANAGEMENT ASSOCIATES, INC.
            CASE NUMBER: 00-33268



         ACCOUNTS RECEIVABLE AGING:                                 Month                 Month                  Month
                                                                June 30, 2001          July 31, 2001          August 31, 2001
                                               -------------------------------------------------------------------------------------


       1 0-30 DAYS                                            $          548,290      $         241,920      $         299,164
       2 31-60 DAYS                                                      104,707                262,445                 32,315
       3 61-90 DAYS                                                       45,980                    762                143,070
       4 91+ DAYS                                                        114,670                102,889                100,796
                                                              ------------------      -----------------      -----------------

       5 TOTAL ACCOUNTS RECEIVABLE                                       813,647                608,016                575,345
         OTHER ACCOUNTS RECEIVABLE                                         5,106                  5,096                 18,663
       6 AMOUNT CONSIDERED UNCOLLECTIBLE                                (178,172)              (169,716)              (169,684)
                                                              ------------------      -----------------      -----------------
       7 ACCOUNTS RECEIVABLE(NET)                             $          640,581      $         443,396      $         424,324
                                                              ==================      =================      =================



         AGING OF POST PETITION TAXES AND PAYABLES:

         TAXES PAYABLE:                 0-30 DAYS      31-60 DAYS             61-90 DAYS             91+ DAYS            TOTAL
                                        ---------      ----------             ----------             --------            -----
       1 FEDERAL                        $     -      $             -    $               -         $          -       $        -
       2 STATE                                -                    -                    -                    -                -
       3 LOCAL                                -                    -                    -                    -                -
       4 OTHER                                -                    -                    -                    -                -
                                        ---------    -----------------  ---------------------     --------------     ------------
       5 TOTAL TAXES PAYABLE            $     -      $             -    $               -         $          -       $        -
                                        =========    =================  =====================     ==============     ============

                                                                                                                        TOTAL
       6 ACCOUNTS PAYABLE:              $ 135,503    $          36,653  $            37,947       $       41,018     $    251,121
                                        =========    =================  =====================     ==============     ============

         STATUS OF POSTPETITION TAXES:

                                                        BEGIN TAX                                                      ENDING TAX
         FEDERAL                                        LIABILITY        AMOUNT W/H OR ACCRUED      AMOUNT PAID        LIABILITY
         -------                                    --------------------------------------------------------------------------------
       1 WITHHOLDING                                 $            -     $               77,966    $        77,966    $          -
       2 FICA EMPLOYEE                                            -     $               26,194    $        26,194               -
       3 FICA EMPLOYER                                            -     $               26,194    $        26,194               -
       4 UNEMPLOYMENT                                             -     $                   24    $            24               -
       5 INCOME                                                   -     $                  -      $           -                 -
       6 OTHER                                                    -     $                  -      $           -                 -
                                                     ----------------   ----------------------    ---------------    --------------
       7 TOTAL FEDERAL TAXES                                      -     $              130,378    $       130,378               -
                                                     ----------------   ----------------------    ---------------    --------------
         STATE AND LOCAL
         ---------------
       8 WITHHOLDING                                              -                     18,526             18,526               -
       9 SALES                                                  7,011                       24              1,829             5,206
      10 EXCISE                                                   -                        -                  -                 -
      11 UNEMPLOYMENT                                             -                         98                 98               -
      12 REAL PROPERTY                                            -                        -                  -                 -
      13 PERSONAL  PROPERTY                                       -                        550                550               -
      14 OTHER                                                    -                        557                557               -
                                                     ----------------   ----------------------    ---------------    --------------
      15 TOTAL STATE AND LOCAL                                  7,011                   19,755             21,559             5,206
                                                     ----------------   ----------------------    ---------------    --------------
      16 TOTAL TAXES                                 $          7,011   $              150,133    $       151,937    $        5,206
                                                     ================   ======================    ===============    ==============

NAME:      INFORMATION MANAGEMENT ASSOCIATES, INC.
           CASE NUMBER: 00-33268



          BANK RECONCILIATIONS:                      MONTH:      August-01

                                                  ACCOUNT #1     ACCOUNT #2       ACCOUNT #3    ACCOUNT #4     ACCOUNT #5
                                                  ----------     ----------       ----------    ----------     ----------

A         BANK                                   PEOPLES BANK   PEOPLES BANK     PEOPLES BANK  PEOPLES BANK   PEOPLES BANK
B         ACCOUNT NUMBER:                        048-7035708    064-7002287      048-7040507   064-7002279    048-7040515
                                                 IMA            IMA              IMA DIP       IMA            IMA DIP
                                                 CUSTODIAL      OPERATING        OPERATING     PAYROLL        PAYROLL
C         PURPOSE(TYPE)                          ACCOUNT        ACCOUNT # 1      ACCOUNT #2    ACCOUNT #1     ACCOUNT #2
---------------------------------------------------------------------------------------------------------------------------
         1 BALANCE PER BANK STATEMENT            $          -   $       9,066    $  1,477,245  $       -      $         -
         2 ADD:TOTAL DEPOSITS NOT CREDITED                  -             -               -            -                -
         3 SUBTRACT:OUTSTANDING CHECKS                      -          (1,262)        (70,953)         -               (21)
         4 OTHER RECONCILING ITEMS                          -             -               -            -                -
                                                 -------------  -------------    ------------  -----------    -------------
         5 MONTH END BALANCE PER BOOKS               Closed     $       7,804    $  1,406,292    Closed       $        (21)
                                                 -------------  =============    ============  ===========    ============
           DIFFERENCE                                                     -               -            -                -
         6 NUMBER OF LAST WRITTEN CHECK                             032661          034492       035702           035911


                                                  ACCOUNT #6     ACCOUNT #7
                                                  ----------     ----------
A          BANK                                   PEOPLES BANK   ALEX BROWN
B          ACCOUNT NUMBER:                        048-7040523    24836526 *
                                                                 IMA
                                                  IMA DIP TAX    RESTRICTED
C          PURPOSE(TYPE)                          ACCOUNT        ACCOUNT
--------------------------------------------------------------------------------
         1 BALANCE PER BANK STATEMENT            $       2,126  $         -
         2 ADD:TOTAL DEPOSITS NOT CREDITED                 -              -
         3 SUBTRACT:OUTSTANDING CHECKS                  (1,829)           -
         4 OTHER RECONCILING ITEMS                         -              -
                                                 -------------  -------------
         5 MONTH END BALANCE PER BOOKS           $         297     Closed
                                                 =============  =============
           DIFFERENCE                                      -              -
         6 NUMBER OF LAST WRITTEN CHECK               1036          N/A



           INVESTMENT ACCOUNTS:                         DATE OF            TYPE OF          PURCHASE        CURRENT
           BANK ACCOUNT NAME & NUMBER                   PURCHASE          INVESTMENT         PRICE           VALUE
                                                     -----------------------------------------------------------------
         7       None                                                                      $       -      $         -
         8       None                                                                              -                -
         9       None                                                                              -                -
        10       None                                                                              -                -
                                                                                           -----------    ------------
        11 TOTAL INVESTMENT                                                                $       -      $         -
                                                                                           ===========    ============


           CASH:

        12 CURRENCY ON HAND                                 None
        13 TOTAL CASH - END OF MONTH                  $    1,414,372
                                                      ==============

NAME:     INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER: 00-33268




          PAYMENTS TO INSIDERS AND PROFESSIONALS:                MONTH:         August-01

                                                              INSIDERS
          -----------------------------------------------------------------------------------------------------------------------
                                                                                           COMPENSATION
                                                              -------------------------------------------------------------------

                                                                                                        ADVISORY
          NAME                           TRAVEL REIMBURSEMENTS          PAYROLL         COMMISSIONS      FEES         EXECUTORY
                                        -----------------------------------------------------------------------------------------
        1 PAUL SCHMIDT                  $                    -       $       -          $      -        $    1,000     $      -
        2 TOM HILL                                           -               -                 -               500            -
        3 DAVID CALLARD                                      -               -                 -             1,000            -
        4 DON MILLER                                         -               -                 -             1,000            -
        5 PAUL FREDERICK                                   7,670          15,417               -               -              -
        6 MIKE MCGROARTY                                     442          13,334               -               -              -
        7 SHELDON PAUL                                       -            12,813               -               -              -
        8 KEN BOIN                                         1,352          10,677               -               -              -
        9 ROGER BEARD                                     10,768          10,833               -               -              -
       10 ROB CHASE                                        3,825          13,000               -               -              -
       11 MARIO FERREIRA                                   1,437          12,500             1,200             -              -
       12 JIM ANDERSON                                       -               -                 -               -              -
                                        ------------------------     -----------        ----------      ----------     ----------
       13 TOTAL PAYMENT TO INSIDERS     $                 25,494     $    88,574        $    1,200      $    3,500     $      -
                                        ========================     ===========        ==========      ==========     ==========


                                    INSIDERS
      ---------------------------------------------------------------------
                                                   COMPENSATION
                                        -----------------------------------
                                                               TOTAL PAID
                                           TOTAL PAID              TO
      NAME                                 THIS MONTH             DATE
                                        -----------------------------------
        1 PAUL SCHMIDT                  $      1,000          $      8,000
        2 TOM HILL                               500          $      3,500
        3 DAVID CALLARD                        1,000          $      6,500
        4 DON MILLER                           1,000          $     94,000
        5 PAUL FREDERICK                      23,087          $    355,334
        6 MIKE MCGROARTY                      13,776          $    309,748
        7 SHELDON PAUL                        12,813          $    206,891
        8 KEN BOIN                            12,029          $    168,055
        9 ROGER BEARD                         21,601          $    207,386
       10 ROB CHASE                           16,825          $    246,504
       11 MARIO FERREIRA                      15,137          $    368,780
       12 JIM ANDERSON                           -            $     65,166
                                        ------------          ------------
       13 TOTAL PAYMENT TO INSIDERS     $    118,768          $  2,039,864
                                        ============          ============



                                                            PROFESSIONALS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            TOTAL
      NAME                                           DATE OF COURT       AMOUNT                         TOTAL PAID TO     INCURRED &
                                                  AUTHORIZING PAYMENT   APPROVED        AMOUNT PAID         DATE            UNPAID

        1 DelConte, Hyde, Annello & Schuch            05/29/2001      $   15,000     $          -       $      15,000   $        -
        2 Paul, Hastings, Janofsky & Walker LLP       03/14/2001          26,550                -              26,550         69,790
        3 Reid & Riege, P.C.                          05/16/2001          17,289                -              17,289            -
        4 Zeisler & Zeisler, P.C.                     12/06/2000          36,440                -              34,572         31,869
        5                                                                    -                  -                 -              -
                                                                                     -------------      -------------   ------------
        6 TOTAL PAYMENT TO PROFESSIONALS                                             $          -       $      93,411   $    101,659
                                                                                     =============      =============   ============


                        POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULED
      NAME OF CREDITOR                                           MONTHLY PAYMENT     AMOUNTS PAID     TOTAL UNPAID
                                                                       DUE         DURING THE MONTH   POSTPETITION
        1 IRVINE INDUSTRIAL COMPANY(ASSIGNED TO T-TECH LABS, INC)        -        $              -   $           -
        2 CROWN POINTE LLC                                               -                       -               -
        3 EOP OPERATING L.P.(ASSIGNED TO SABA SYSTEMS)                   -                       -               -
        4 FINOVA LOAN ADMINISTRATION(ILC)                             $1,295                     -   $         1,295
        5 CONNVIEW                                                    $12,036                 12,036             -
        6 BSB LEASING (FORMERLY AMERILEASE)                           $4,037                   4,037             -
        7 INTEL FINANCIAL SERVICES                                    $4,175                   4,175             -
        8 IOS CAPITAL                                                 $1,573                   3,146             -
        9 LUCENT TECHNOLOGIES                                         $16,372                 16,372             -
       10 VIDEO & SOUND SERVICES(ASSIGNED TO SABA SYSTEMS)               -                       -               -
       11 IBM CORPORATION                                             $1,363                   1,363             -
          IBM CORPORATION (Pending Acceptance of Equipment)           $1,941                     -               -
       12 T-TECH HOLDING CO.                                          $11,967                 11,967             -
                                                                                --------------------------------------
          TOTAL                                                                   $           53,096 $         1,295
                                                                                  ================== ===============

--------------------------------------------------------------------------------
CASE NAME: INFORMATION MANAGEMENT      CASE NUMBER: 00-33268     ACCRUAL BASIS
           ASSOCIATES, INC.
--------------------------------------------------------------------------------

------------------
  QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                        YES  NO
--------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL            X
      COURSE OF BUSINESS THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A            X
      DEBTOR IN POSESSION ACCOUNT?
--------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNT, NOTES, OR LOANS) DUE        X
      FROM RELATED PARTIES?
--------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS            X
      REPORTING PERIOD?
--------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY       X
      PARTY?
--------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                           X
--------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?           X
--------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                       X
--------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                             X
--------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?             X
--------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?      X
--------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                        X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                        YES  NO
--------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY   X
      INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID IN EFFECT?                           X
--------------------------------------------------------------------------------
3.    PLEASE ITEMIZE BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
                                                                 PAYMENT AMOUNT
     TYPE OF POLICY            CARRIER         PERIOD COVERED     & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------